UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 8, 2013

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

4/F Yushan Plaza
51 Yushan Road
Nangang District, Harbin 150090
People's Republic of China
(Address of Principal Executive Offices)

(86) 451-87114869
(Registrant’s Telephone Number, Including Area Code)

7/F Jinhua Mansion
41 Hanguang Street
Nangang District, Harbin 150080
People's Republic of China
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2013, Nutrastar International Inc., a Nevada corporation, issued a press release announcing its financial results for the three and six months ended June 30, 2013. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02.      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 8, 2013, the Company and the Company’s Chief Financial Officer, Robert Tick (“Mr. Tick”), entered into the Amendment No. 2 to the Employment Agreement (the "Amendment No. 2"), pursuant to which, the term of Mr. Tick’s employment with the Company was extended to June 30, 2014, unless otherwise extended further in writing or earlier terminated by both parties.

The foregoing summary of the material terms and conditions of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 2 attached to this report as Exhibit 10.1.

In addition, as approved by the Board of Directors, on August 8, 2013, the Company granted to Mr. Tick options to purchase an aggregate of 75,000 shares of common stock at an exercise price of $0.83 under the Company’s 2009 Equity Incentive Plan, among which an option to purchase 37,500 shares will be vested on November 15, 2013 and the option to acquire the remaining 37,500 shares will be vested on April 15, 2014. Each of the Options expires three years after its respective vesting date.

On the same date, the Company also granted 75,000 shares of restricted stock to Mr. Tick, among which 37,500 shares will be vested on November 15, 2013 and the remaining 37,500 shares will be vested on April 15, 2014.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Amendment No. 2 to the Employment Agreement, dated August 8, 2013, by and between the Company and Robert Tick.
99.1	Press release dated August 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nutrastar International Inc.

Date: August 12, 2013

/s/ Lianyun Han
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 2 to the Employment Agreement, dated August 8, 2013, by and between the Company and Robert Tick.
99.1	Press release dated August 12, 2013.